EX-10.49

                                                                     [Execution]

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

        This Intercreditor and Subordination Agreement ("Intercreditor Agreement") dated as of May 21, 2007 is by and between Fortress Credit Corp., a Delaware corporation, in its capacity as agent pursuant to the Senior Creditor Agreements (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, the "Senior Creditor Agent" as hereinafter further defined), the parties to the Senior Creditor Agreements as lenders (collectively, together with Senior Creditor Agent, the "Senior Creditors" as hereinafter further defined), and The Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as agent pursuant to the Noteholder Agreements (as hereinafter defined) acting for and on behalf of the holders of the PIPE Notes as defined below (in such capacity, the "Noteholder Agent" as hereinafter further defined), and the holders of the PIPE Notes (the "Noteholders" as hereinafter further defined). Senior Creditors, Noteholder Agent and the Noteholders are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Summit Global Logistics, Inc., formerly known as Aerobic Creations, Inc., a Delaware corporation ("Summit"), and certain of its subsidiaries as set forth on Exhibit A hereto (Summit, together with such subsidiaries being, collectively, "Borrowers" as hereinafter further defined) have entered into financing arrangements with Senior Creditors, pursuant to which Senior Creditors have made term loans and may, upon certain terms and conditions, make revolving loans and provide other financial accommodations to Borrowers secured by substantially all of the assets and properties of Borrowers, and the obligations of Borrowers to Senior Creditors are guaranteed by the subsidiaries of Summit set forth on Exhibit B hereto (collectively, "Guarantors" as hereinafter further defined, and together with Borrowers, collectively, "Debtors" as hereinafter further defined) which guarantees are secured by substantially all of the assets and properties of Guarantors;

        WHEREAS, Summit has issued or is about to issue its Unsecured Convertible Notes in the original aggregate principal amount of $1,000,000 (collectively, the "PIPE Notes" as hereinafter further defined) pursuant to the Waiver and Amendment No. 1 to Registration Rights Agreement, dated on or about the date hereof, by and among Summit and the holders of the PIPE Notes (the "Waiver and Amendment" as hereinafter further defined), which is not secured by any assets or properties of Borrowers;

        WHEREAS, Creditors desire to enter into this Intercreditor Agreement to agree upon the terms of the subordination in right of payment of the obligations of Debtors to the Noteholder Agent and the Noteholders to the obligations of Debtors to Senior Creditors and related matters;

        NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

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        1.      DEFINITIONS

        As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

        1.1 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Noteholder Creditor Agreements.

        1.2 "Borrowers" shall mean, collectively, the companies listed on Exhibit A hereto, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor in possession on behalf of any of such persons or on behalf of any such successor or assign; each sometimes being referred to herein individually as a "Borrower".

        1.3 "PIPE Notes" shall mean, collectively, the Unsecured Convertible Notes issued by Summit pursuant to the Waiver and Amendment payable to the Noteholders in the original aggregate principal amount of $1,000,000, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

        1.4 "Creditors" shall mean, collectively, Senior Creditors and Noteholder Creditors and their respective successors and assigns; each sometimes being referred to herein individually as a "Creditor".

        1.5 "Debtors" shall mean, collectively, Borrowers and Guarantors; each sometimes being referred to herein individually as a "Debtor".

        1.6 "Default Notice" shall mean any written notice from Senior Creditor Agent to Noteholder Agent of a Senior Creditor Default sent pursuant to and in accordance with Section 2.3 hereof.

        1.7 "Guarantors" shall mean collectively, the companies listed on Exhibit B hereto and any other person that at any time after the date hereof becomes a party to a guarantee in favor of any Senior Creditor in respect of any of the Senior Debt or any Noteholder Creditor in respect of any of the Noteholder Debt, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor in possession on behalf of any of such persons or on behalf of any such successor or assign; each sometimes being referred to herein individually as a "Guarantor".

        1.8 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other Federal, State or foreign bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, administrator, manager, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

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        1.9     "Lien" shall mean any mortgage, deed of trust, pledge,
hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

        1.10 "Noteholder Agent" shall mean The Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as agent pursuant to the applicable Noteholder Agreements, and its successors and assigns, including any replacement or successor trustee or agent or any additional trustee or agent.

        1.11 "Noteholder Agreements" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the PIPE Notes; (b) the Waiver and Amendment; and (c) all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of Noteholder Agent or any Noteholder in connection therewith or related thereto.

        1.12 "Noteholder Creditors" shall mean, collectively, the Noteholder Agent and the Noteholders; sometimes being referred to herein individually as a "Noteholder Creditor".

        1.13 "Noteholder Debt" shall mean all present and future indebtedness, obligations, and liabilities of each Debtor to any Noteholder Creditor under any of the Noteholder Agreements, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding or other similar proceeding. Without limiting the generality of the foregoing, the Noteholder Debt includes (a) the obligation to pay principal, interest (including post-default interest at the then applicable rate), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any such Debtor under any of the Noteholder Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the PIPE Notes or after the commencement of any Insolvency Proceeding with respect to such Debtor (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), and (b) the obligation of such Debtor to reimburse any amount in respect of any of the foregoing that any Noteholder Creditor (in its discretion) may elect to pay or advance on behalf of such Debtor.

        1.14 "Noteholders" shall mean, collectively, the persons listed on Exhibit C hereto and their respective successors and assigns, and any other person that at any time is the owner or holder, directly or indirectly, of record or beneficially, of any of the PIPE Notes; sometimes being referred to herein individually as a "Noteholder".

        1.15 "Payment in full" or "payment in full" shall mean (a) as to any Senior Debt, the second business day after the ninety-first (91st) day after (i) the final payment and satisfaction in


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full in immediately available funds of all of such Senior Debt (other than the
Senior Debt described in clause (a)(ii) of this definition), (ii) the delivery of immediately available funds as cash collateral (or at the option of Senior Creditor Agent, instead of such cash collateral, the delivery to Senior Creditor Agent of a letter of credit issued for the account of Borrowers, in form and substance reasonably satisfactory to Senior Creditor Agent, by an issuer acceptable to Senior Creditor Agent and payable to Senior Creditor Agent as beneficiary) for (A) letters of credit issued under or pursuant to the Senior Creditor Loan Agreement in an amount equal to one hundred five (105%) percent of the amount of such letters of credit, (B) any payments that have been provisionally credited to the Senior Debt and for which Senior Creditor Agent or other Senior Creditors have not received final payment, (C) any continuing obligations (contingent or otherwise) that Senior Creditor Agent or any Senior Creditor has pursuant to any Control Agreement (as such term is defined in the Senior Creditor Loan Agreement), and (D) liabilities of Senior Creditors in respect of matters or circumstances known to a Senior Creditor at the time which are reasonably expected to result in any loss, cost, damage or expense (including attorneys' fees and legal expenses) to any Senior Creditor for which Senior Creditors are entitled to indemnification by Debtors and (iii) the termination of the commitments of the Senior Creditors (but not including for this purpose the refinancing or replacement of the Senior Creditors) and (b) as to the Noteholder Debt, the final payment and satisfaction in full in immediately available funds of all of such Noteholder Debt. If after receipt of any payment of, or proceeds of collateral applied to the payment of, either any Senior Debt or Noteholder Debt, as the case may be, any Senior Creditor or Noteholder Creditor is required to surrender or return such payment or proceeds to any person for any reason, whether pursuant to any claim of a preference, fraudulent conveyance or transfer or otherwise, then the Senior Debt or Noteholder Debt, as applicable, intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by such Senior Creditor or Noteholder Creditor, as the case may be. The term "paid in full" as used herein shall have the same meaning as the term "payment in full". Notwithstanding anything to the contrary contained herein, for purposes of this definition, the Noteholder Debt shall not include the principal amount of the Noteholder Debt in excess of $1,000,000 as reduced by all payments, whether mandatory or optional, in respect thereof.

        1.16 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

        1.17 "Senior Creditor Agent" shall mean Fortress Credit Corp., a Delaware corporation, and its successors and assigns in its capacity as agent pursuant to the Senior Creditor Agreements acting for and on behalf of the other Senior Creditors and any successor or replacement agent.

        1.18 "Senior Creditor Agreements" shall mean, collectively, the Senior Creditor Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of any Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in


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whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt).

        1.19 "Senior Creditor Loan Agreement" shall mean the Loan Agreement, dated on or about the date hereof, by and among Debtors and Senior Creditors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.20 "Senior Creditor Default" shall mean a Default or Event of Default as such terms are defined in the Senior Creditor Agreements.

        1.21 "Senior Creditors" shall mean, collectively, Senior Creditor Agent and any other person party to the Senior Creditor Agreements as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt or is otherwise party to the Senior Creditor Agreements as a lender).

        1.22 "Senior Debt" shall mean all present and future indebtedness, obligations, and liabilities of each Debtor to any Senior Creditor under any of the Senior Creditor Agreements, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding or other similar proceeding. Without limiting the generality of the foregoing, the Senior Debt includes (a) the obligation to pay principal, interest (including post-default interest at the then applicable rate), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any such Debtor under any of the Senior Creditor Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Loan Agreement or after the commencement of any Insolvency Proceeding with respect to such Debtor (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), and (b) the obligation of such Debtor to reimburse any amount in respect of any of the foregoing that any Senior Creditor (in its discretion) may elect to pay or advance on behalf of such Debtor.

        1.23 "Summit" shall mean Summit Global Logistics, Inc., formerly known as Aerobic Creations, Inc., a Delaware corporation, together with its successors and assigns including, without limitation, a receiver, trustee or debtor in possession on behalf of such person or on behalf of any such successor or assigns.

        1.24 "Waiver and Amendment" shall mean the Waiver and Amendment No. 1 to Registration Rights Agreement, dated on or about the date hereof, by and among Summit and the Noteholder Creditors in connection with the PIPE Notes, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.25 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

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The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, and as to any Debtor shall be deemed to include a receiver, trustee or debtor-in-possession on behalf of any of such person or on behalf of any such successor or assign, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

        2.      SUBORDINATION OF NOTEHOLDER DEBT

        2.1 SUBORDINATION. Each Noteholder Creditor hereby subordinates its right to payment and satisfaction of the Noteholder Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all Senior Debt.

        2.2 PERMITTED PAYMENTS. Notwithstanding anything to the contrary contained in Section 2.1, Senior Creditors hereby agree that, except as otherwise provided in Section 2.3 hereof, Debtors may make and Noteholders Creditors may receive and retain regularly scheduled payments of principal and interest, on an unaccelerated basis, in respect of the Noteholder Debt in accordance with the terms of the Noteholder Agreements as in effect on the date hereof.

        2.3 RESTRICTIONS ON PAYMENTS ON NOTEHOLDER DEBT. No payment will be made or required to be made on account or in respect of any Noteholder Debt at any time on or after (a) the receipt by the Noteholder Agent of a Default Notice with respect to the occurrence of a Senior Creditor Default, unless and until the payment in full of the Senior Debt or Senior Creditor Agent has been instructed by the Required Lenders (as such term is defined in the Senior Credit Agreement) that such default has been cured or waived in writing in accordance with the terms of the Senior Creditor Agreements or (b) the occurrence of an Event of Default under and as defined in any of the Noteholder Agreements.

        2.4 LIMITATION ON REMEDIES. Notwithstanding any rights or remedies available to the Noteholder Agent or any Noteholder under any of the Noteholder Agreements, applicable law or otherwise, prior to the payment in full of the Senior Debt, the Noteholder Agent and the Noteholders shall not, directly or indirectly, (a) seek to collect from any Debtor (including, without limitation, from or by way of any collateral) any of the Noteholder Debt or exercise any of its rights or remedies upon a default or event of default by any Debtor under the Noteholder Agreements or otherwise, (b) assert any claims or interests in any collateral (including, without limitation, by setoff, compensation or notification of account debtors), (c) commence any action or proceeding against any Debtor or its properties under the U.S. Bankruptcy Code or any other Insolvency Proceeding, or (d) take any other action against any collateral.

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        2.5     DISTRIBUTIONS.

                (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Debtor or the proceeds thereof to the creditors of any Debtor or readjustment of the obligations and indebtedness of any Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of any Debtor or any other Insolvency Proceeding, or upon the sale of all or substantially all of any Debtor's assets, then, and in any such event,
(i) Senior Creditors shall first receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Noteholder Debt, and (ii) Senior Creditors shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which is payable or deliverable in respect of any or all of the Noteholder Debt, except that a Noteholder Creditor may receive any securities of any Debtor issued pursuant to a plan of reorganization in any case under the U.S. Bankruptcy Code or by the corporation succeeding to such Debtor pursuant to such plan of reorganization, if such securities are subordinate and junior at least to the extent of the Noteholder Debt as provided herein to the payment in full of all of the Senior Debt and to the payment of any Senior Debt issued in exchange or substitution for any Senior Debt then outstanding.

                (b) Each Noteholder Creditor hereby authorizes and empowers the Senior Creditor Agent, for the benefit of itself and the other Senior Creditors, in any Insolvency Proceeding to file a proof of claim on behalf of such Noteholder Creditor with respect to the Noteholder Debt owing to such Noteholder Creditor (i) if such Noteholder Creditor fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (ii) if the Senior Creditor Agent, in good faith, determines that any statements or assertions in a proof of claim filed by such Noteholder Creditor are not consistent with the terms and conditions hereof; provided, that, any failure of the Senior Creditor Agent to file such proof of claim shall not be deemed to be a waiver by any Senior Creditor of any of the rights and benefits granted herein by any Noteholder Creditor. Each Noteholder Creditor shall provide Senior Creditor Agent with a copy of any proof of claim filed by such Noteholder Creditor in any Insolvency Proceeding.

                (c) Each Noteholder Creditor hereby irrevocably grants the Senior Creditor Agent authority and power in any Insolvency Proceeding, unless and until this Intercreditor Agreement is terminated in accordance with its terms: (i) to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Noteholder Debt; and (ii) to take such other action as may be necessary or advisable to effectuate the foregoing. Each Noteholder Creditor shall provide to the Senior Creditor Agent all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence. To the extent necessary for Senior Creditor Agent to realize the benefits of the subordination of the Noteholder Debt provided for herein (including the right to receive any payment and distributions which might otherwise be payable or deliverable in respect of the Noteholder Debt in any proceeding described in Section 2.5(a) or otherwise), each Noteholder Creditor shall execute and deliver to Senior Creditor Agent such instruments or documents (together with such assignments or endorsements as Senior Creditor Agent shall deem necessary), as may be requested by Senior Creditor Agent.

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                (d)     Each Noteholder Creditor hereby agrees that, while it
shall retain the right to vote its claims and, except as otherwise provided in this Intercreditor Agreement and without limiting the generality of the provisions set forth below, otherwise act in any Insolvency Proceeding relative to the applicable Debtor (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), such Noteholder Creditor shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of any of the Senior Creditor Agreements or the liens and security interests granted to any Senior Creditor with respect to the Senior Debt, (B) the rights and duties of the Senior Creditors established in the Senior Creditor Agreements, or (C) the validity or enforceability of this Intercreditor Agreement; (ii) seek, or acquiesce in any request, to dismiss any Insolvency Proceeding or to convert an Insolvency Proceeding under Chapter 11 of the U.S. Bankruptcy Code to a case under Chapter 7 of the U.S. Bankruptcy Code; (iii) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for the applicable Debtor; (iv) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides that for the payment in full of the Senior Debt or unless the Senior Creditors have approved of the treatment of their claims with respect to the Senior Debt under such plan; (v) object to the treatment under a plan of reorganization or arrangement of the claims with respect to the Senior Debt;
(vi) seek relief from the automatic stay of Section 362 of the U.S. Bankruptcy Code or any other stay in any Insolvency Proceeding in respect of any collateral; or (vii) directly or indirectly oppose any relief requested or supported by the Senior Creditors in connection with the exercise by any Senior Creditor of its rights or remedies. Until the Payment in Full of the Senior Debt has occurred, each Noteholder Creditor agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, including, without limitation, with respect to the determination of any Liens or claims held by any Senior Creditor (including the validity and enforceability thereof) or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that each Noteholder Creditor may file a proof of claim and vote its claims in an Insolvency Proceeding, subject to the limitations contained in this Intercreditor Agreement.

                (e) Neither the Senior Creditor Agent nor any of the other Senior Creditors shall in any event be liable for: (i) any failure to prove the Noteholder Debt; (ii) any failure to exercise any rights with respect thereto;
(iii) any failure to collect any sums payable thereon; or (iv) any impairment or nonpayment of the Noteholder Debt that results, directly or indirectly, from the exercise by the Senior Creditor Agent or the other Senior Creditors of any of their rights or remedies under this Intercreditor Agreement, the Senior Creditor Agreements or under applicable law.

        2.6 PAYMENTS RECEIVED BY ANY NOTEHOLDER CREDITOR. Until the payment in full of the Senior Debt, should any payment or distribution or security or instrument or proceeds thereof be received by any Noteholder Creditor in respect of the Noteholder Debt other than as permitted under Section 2.2 hereof, such Noteholder Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditors, segregated from other funds and property of such Noteholder Creditor and shall forthwith deliver the same to Senior Creditor Agent (together with any endorsement or assignment of such Noteholder Creditor where necessary), for application to

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any of the Senior Debt. In the event of the failure of such Noteholder Creditor to make any such endorsement or assignment to Senior Creditor Agent, Senior Creditor Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of such Noteholder Creditor to make the same.

        2.7 INSTRUMENT LEGEND AND NOTATION. Any instrument at any time evidencing the Noteholder Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt in accordance with and otherwise subject to the terms and conditions of this Intercreditor Agreement, and (a) after being so marked, upon the request of Senior Creditor Agent, copies thereof shall be delivered to Senior Creditor Agent and (b) the original of any such instrument shall be immediately delivered to Senior Creditor Agent upon Senior Creditor Agent's request, at any time on or after the occurrence of an event of default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Senior Creditor Agent or any of its officers or employees, are hereby irrevocably authorized on behalf of each Noteholder Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Noteholder Debt to the subordination thereof contained in this Intercreditor Agreement.

        3.      REPRESENTATIONS AND WARRANTIES

        3.1     ADDITIONAL REPRESENTATIONS AND WARRANTIES.

                (a) The Noteholder Agent and each Noteholder represents and warrants (in each case severally only for itself and not jointly) to Senior Creditors that:

                        (i) the execution, delivery and performance of this Intercreditor Agreement by Noteholder Agent is within its powers in its capacity as agent for the Noteholders, has been duly authorized by the Noteholders (in accordance with the requirements of the Waiver and Amendment), and does not contravene any law, any provision of any of the Noteholder Agreements or any agreement to which Noteholder Agent or any Noteholder is a party or by which it is bound;

                        (ii) the Noteholder Agent has been duly appointed and constituted as agent to act for and on behalf of each Noteholder and has been irrevocably authorized to execute and deliver this Intercreditor Agreement for itself and on behalf of each Noteholder and to perform all of its obligations hereunder, and to take such actions on behalf of each Noteholder as may be required of it under the terms hereof, without any further consent or approval of any Noteholder;

                        (iii) the Noteholder Agent and such Noteholder have not been granted and do not have any Liens upon the assets and properties of any Debtor pursuant to the Noteholder Agreements;

                        (iv) this Intercreditor Agreement constitutes the legal, valid and binding agreement of Noteholder Agent and such Noteholder and is enforceable in accordance with its terms and by holding any PIPE Note, shall be binding on such Noteholder acting by and through the Noteholder Agent as its agent, notwithstanding that such Noteholder is not a signatory hereto.

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                (b)     The Senior Creditor Agent and each Senior Creditor
represents and warrants (in each case severally only for itself and not jointly) to Noteholder Creditors that:

                        (i) the execution, delivery and performance of this Intercreditor Agreement by Senior Creditor Agent is within its powers in its capacity as agent for the other Senior Creditors, has been duly authorized by the other Senior Creditors, and does not contravene any law, any provision of any of the Senior Creditor Agreements or any agreement to which Senior Creditor Agent or any Senior Creditor is a party or by which it is bound;

                        (ii) this Intercreditor Agreement constitutes the legal, valid and binding agreement of Senior Creditor Agent and such Senior Creditor and is enforceable in accordance with its terms and shall be binding on such Senior Creditor acting by and through the Senior Creditor Agent as its agent, notwithstanding that such Senior Creditor is not a signatory hereto.

        3.2 WAIVERS; CONSENT TO AMENDMENTS. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, any Debtor by any Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Noteholder Creditor and any Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtors, in the Agreements). Each Noteholder Creditor also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, extension, renewal, or restatement of any of the Senior Debt or the Senior Creditor Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt, the interest rate, fees, other charges, or any collateral, (b) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to any Senior Creditor for the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any collateral, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) the election by any Senior Creditor in any proceeding instituted under the U.S. Bankruptcy Code, of the application of
Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of any Noteholder Creditor hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Intercreditor Agreement.

        3.3 SUBROGATION; MARSHALLING. Noteholder Creditors shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Noteholder Debt or of any collateral or guarantees or evidence of any thereof until payment in full of the Senior Debt. Each Noteholder Creditor hereby waives any and all rights to have any collateral or any part thereof granted to any Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by any Senior Creditor or Debtor.

        3.4 NO OFFSET. In the event any Noteholder Creditor at any time incurs any obligation to pay money to a Debtor, such Noteholder Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by such Noteholder Creditor to any Debtor in connection with any such transaction any amounts such

Noteholder Creditor claims are due to it with respect to the Noteholder Debt, until the payment in full of the Senior Debt.

        4.      MISCELLANEOUS

        4.1 AMENDMENTS. Any waiver, permit, consent or approval by any Creditor of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.

        4.2     SUCCESSORS AND ASSIGNS.

                (a) This Intercreditor Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each Creditor and its respective successors, participants and assigns.

                (b) Senior Creditors reserve the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the collateral securing same; provided, that, Noteholder Creditors shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through a Senior Creditor. In connection with any participation or other transfer or assignment, a Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which such Senior Creditor now or hereafter may have relating to the Senior Debt or the collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement.

                (c) Noteholder Agent agrees to execute and deliver an agreement for itself and the Noteholders containing terms substantially identical to those contained herein in favor of any assignee or transferee of any or all of the Senior Debt, or any or all rights of Senior Creditors in the property of Debtor (other than pursuant to a participation) or any third person who otherwise refinances, succeeds to or replaces any or all of the Senior Creditors' financing of Debtors pursuant to the Senior Creditor Agreements.

        4.3 INSOLVENCY. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against any Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof and any other Insolvency Proceedings, and all references herein to any Debtor shall be deemed to apply to a trustee for such Debtor and such Debtor as debtor in possession. The relative rights of Senior Creditors and Noteholder Creditors to repayment of the Senior Debt and the Noteholder Debt, respectively, and in or to any distributions from or in respect of any Debtor or any collateral or proceeds of collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, such Debtor as debtor in possession. This Intercreditor agreement shall constitute a subordination agreement for the purposes of Section 510(a) of the U.S. Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms. In the event that an Insolvency Proceeding is filed in a jurisdiction other than the United States or is governed by any law of another jurisdiction other than the United States, each reference in this Agreement to a section of the U.S. Bankruptcy Code shall be deemed to refer to the substantially similar or corresponding provision of the law applicable to such Insolvency Proceeding, or in the absence of any specific similar or corresponding provision of the law, such other general law as may be applied in order to achieve substantially the same result as would be achieved under each applicable section of the U.S. Bankruptcy Code.

        4.4 BANKRUPTCY FINANCING. If any Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if a Senior Creditor desires to permit the use of cash collateral or to provide financing to such Debtor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, each Noteholder Creditor agrees as follows: (a) adequate notice to such Noteholder shall have been provided for such financing or use of cash collateral if Noteholder Agent receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by such Noteholder Creditor, nor will such Noteholder Creditor support any other person objecting to, any such financing or use of cash collateral, so long as
(i) the interest rate and other terms are commercially reasonable under the circumstances and (ii) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by Section 4.6 hereof, to Noteholder Agent.

        4.5 PRIORITIES UNAFFECTED BY ACTION OR INACTION. The priorities in right of payment provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Debt or the Noteholder Debt, nor by any action or inaction which any Creditor may take or fail to take in respect of any collateral or the Senior Debt or Noteholder Debt, as the case may be.

        4.6 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

                To Senior Creditors      Fortress Credit Corp., as Agent
                                         1345 Avenue of the Americas
                                         New York, New York 10105
                                         Attention: Constantine Dakolias
                                         Telephone:  212-798-6100
                                         Facsimile: 212-202-3685

                To Noteholder Creditors: Law Debenture Trust Company of
                                         New York, as Agent
                                         400 Madison Avenue, 4th Floor
                                         New York, NY 10017
                                         Attention: Boris Treyger
                                         Telephone: 212-750-6474
                                         Facsimile:  212-750-1361

Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 4.6, but such change shall not be effective until notice of such change has been received by the other Creditors.

        4.7 COUNTERPARTS. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

        4.8 GOVERNING LAW. The validity, construction and effect of this Intercreditor Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

        4.9 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each of the parties hereto hereby irrevocably consents to the non exclusive jurisdiction of the courts of the State of New York in New York County and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Intercreditor Agreement.

        4.10 COMPLETE AGREEMENT. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

        4.11    NO THIRD PARTIES BENEFITTED. Except as expressly provided in
Section 4.2, this Intercreditor Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

        4.12 DISCLOSURES; NON RELIANCE. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of any Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Noteholder Debt or Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Debtor's title to or right to transfer any collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

        4.13 TERM. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the earlier of payment in full of all Noteholder Debt or payment in full of all Senior Debt.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                                        FORTRESS CREDIT CORP., as Senior
                                        Creditor Agent

                                        By:_____________________________________

                                        Title:__________________________________



                                        LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Noteholder Agent

                                        By:_____________________________________

                                        Title:__________________________________

        Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

        Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, (ii) in the event of a breach by the undersigned or any Noteholder Creditor of any of the terms and provisions contained in the foregoing Intercreditor Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements, (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Creditor to effectuate the provisions and purposes of the foregoing Intercreditor Agreement and (iv) the Intercreditor Agreement may be amended or supplemented from time to time without notice to, or the consent of, any of the undersigned.

                                            MARITIME LOGISTICS US HOLDINGS INC.

                                            By:________________________________
                                            Name:
                                            Title:

                                            SUMMIT LOGISTICS INTERNATIONAL INC

                                            By:________________________________
                                            Name:
                                            Title:

                                            SEAMASTER LOGISTICS INC.

                                            By:________________________________
                                            Name:
                                            Title:

                                            AMERUSSIA SHIPPING COMPANY INC.

                                            By:________________________________
                                            Name:
                                            Title:

                                            FASHION MARKETING, INC.

                                            By:________________________________
                                            Name:
                                            Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                            FMI INTERNATIONAL LLC

                                            By:________________________________
                                            Name:
                                            Title:

                                            FMI INTERNATIONAL CORP. (WEST)

                                            By:________________________________
                                            Name:
                                            Title:

                                            FMI INTERNATIONAL CORP.

                                            By:________________________________
                                            Name:
                                            Title:

                                            FREIGHT MANAGEMENT LLC

                                            By:________________________________
                                            Name:
                                            Title:

                                            FMI TRUCKING, INC.

                                            By:________________________________
                                            Name:
                                            Title:

                                            FMI EXPRESS CORP.

                                            By:________________________________
                                            Name:
                                            Title:

                                            CLARE FREIGHT, LOS ANGELES, INC.

                                            By:________________________________
                                            Name:
                                            Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        TUG NEW YORK, INC.

                                        By:_________________________________
                                        Name:
                                        Title:

                                        SUMMIT GLOBAL LOGISTICS, INC. (formerly
                                        known as Aerobic Creations, Inc.)

                                        By:________________________________
                                        Name:
                                        Title:

                                        TUG USA, INC. (formerly known as Dolphin
                                        US Logistics Inc.)

                                        By:________________________________
                                        Name:
                                        Title:

                                        AMR INVESTMENTS INC

                                        By:________________________________
                                        Name:
                                        Title:

                                        FMI HOLDCO I, LLC

                                        By:________________________________
                                        Name:
                                        Title:

                                    EXHIBIT A
                                       to
                             INTERCREDITOR AGREEMENT

                                    Borrowers
                                    ---------

                       Maritime Logistics US Holdings Inc.
                       Summit Logistics International Inc
                            Sea Master Logistics Inc.
                         Amerussia Shipping Company Inc.
                             Fashion Marketing, Inc.
                              FMI International LLC
                         FMI International Corp. (West)
                             FMI International Corp.
                             Freight Management LLC
                               FMI Trucking, Inc.
                                FMI Express Corp.
                        Clare Freight, Los Angeles, Inc.
                               TUG New York, Inc.
                          Summit Global Logistics, Inc.
                                  TUG USA, Inc.
                               AMR Investments Inc
                                FMI Holdco I, LLC

                                    EXHIBIT B
                                       to
                             INTERCREDITOR AGREEMENT

                                   Guarantors
                                   ----------



                                      None

                                    EXHIBIT C
                                       to
                             INTERCREDITOR AGREEMENT

                                  Noteholders
                                  -----------


                                  See Attached
                                  ------------